Exhibit 99.2
                                                                    ------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

      In connection with the Quarterly Report of GVC Venture Corp. (the "Company") on Form 10-QSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell Banks, Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

      (3) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 4, 2003                     /s/ Russell Banks
                                           ----------------------------------
                                           Russell Banks
                                           Chairman of the Board of Directors
                                           (Principal Executive Officer)
                                           and Director


Date: February 4, 2003